SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          April 8, 1998

               ORANGE AND ROCKLAND UTILITIES, INC.
     (Exact name of Registrant as specified in its charter)

    Incorporated in New York  1-4315           13-1727729
    (State or Other           (Commission      (IRS Employer
    Jurisdiction of           File Number)     Identification
    Incorporation)                             Number)

        One Blue Hill Plaza, Pearl River, New York  10965
       (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (914)352-6000




Items 1.-4. Not Applicable.


Item 5.     Other Events

            On April 8, 1998, the Company issued the press release filed herewith as Exhibit 99.12.


Item 6.     Not Applicable.


Item 7.     Financial Statements and Exhibits

            Exhibit 99.12 - Press Release
            of the Company dated April 8, 1998.


Item 8.     Not Applicable.


Item 9.     Not Applicable.



                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ORANGE AND ROCKLAND UTILITIES, INC.

                              By:      /s/Robert J. McBennett

                                 Robert J. McBennett, Treasurer







Dated:  April 9, 1998

                          EXHIBIT INDEX




                                                         Page

Exhibit 99.12

Press Release of the Company dated April 8, 1998.